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                                                                   Exhibit 10.64


                     PLEDGE AGREEMENT (RACING COLLECTABLES)


                  THIS PLEDGE AGREEMENT (this "Agreement"), dated as of October 2, 2000, is between RACING COLLECTABLES CLUB OF AMERICA, INC., an Arizona corporation ("Pledgor"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("Pledgee"), as agent for the benefit of the "Lenders" (as such term is hereinafter defined).

                                   WITNESSETH:

                  WHEREAS, Pledgor, an indirect subsidiary of Action Performance, Inc. (the "Company") as a Borrower, the Company as a Borrower, certain other Subsidiaries of the Company as Borrowers and Subsidiary Guarantors, and Pledgee, as Agent and a Lender, are parties to that certain Loan and Security Agreement dated as of September 29, 2000 (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement"), providing for Loans and other financial accommodations thereunder by Lenders to Borrowers.

                  WHEREAS, Pledgor legally and beneficially owns that number of the issued and outstanding shares of capital stock or that percentage of the outstanding membership interests, as applicable, of the corporations and limited liability companies listed on Exhibit A hereto (each such corporation and limited liability company, together with each other corporation and limited liability company, the stock or membership interests of which is hereafter acquired by Pledgor and described on a Joinder to Pledge Agreement executed by Pledgor in the form of Exhibit B hereto ("Joinder"), is referred to herein as a "Subsidiary" and collectively as the "Subsidiaries"); and

                  WHEREAS, to induce Pledgee and the Lenders to enter into the Loan Agreement and to make the Loans and other financial accommodations thereunder, and in order to secure the payment and performance by Pledgor of the Liabilities (as hereinafter defined), Pledgor has agreed to pledge to Pledgee, for the benefit of Pledgee and the Lenders, the Pledged Collateral (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the premises and in order to induce Pledgee and the Lenders to enter into the Loan Agreement and to make the Loans and other financial accommodations to Borrowers under the Loan Agreement, Pledgor hereby agrees with Pledgee, for the benefit of Pledgee and the Lenders, as follows:

                  Section 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Loan Agreement. Terms defined in the Uniform Commercial Code, as in effect in the State of Illinois from time to time (the "UCC"), which are not otherwise defined in this Agreement or in the Loan Agreement, are used in this Agreement as defined in the UCC as in effect in the State of Illinois on the date
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hereof. As used herein, the following terms shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Liabilities" has the meaning assigned to such term in Section 2 hereof.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Interests" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Shares" has the meaning assigned to such term in
Section 2 hereof.

                  Section 2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, for the benefit of Pledgee and the Lenders, a first lien on and first security interest in (a) the shares of capital stock of the Subsidiaries owned by Pledgor and set forth in
Part 1 of Exhibit A attached hereto (collectively, the "Pledged Shares") and (b) the membership interests of the Subsidiaries owned by Pledgor and set forth in
Part 2 of Exhibit A (the "Pledged Interests"), (c) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee in substitution for or in addition to the Pledged Shares or the Pledged Interests, (d) any other property described in Section 4 below, now or hereafter delivered to, or in the possession or custody of, Pledgor and (e) all proceeds of the collateral described in the preceding clauses (a), (b), (c) and (d) (the collateral described in clauses (a) through (e) of this Section 2 being collectively referred to as the "Pledged Collateral"), as collateral security for:

                  (a) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all the Liabilities of Pledgor under the Loan Agreement; and

                  (b) the due and punctual payment and performance by Pledgor of its obligations and liabilities under, arising out of or in connection with this Agreement;

(the liabilities described in the preceding subsections (i) and (ii) being referred to hereinafter collectively as the "Liabilities"). All of the Pledged Collateral now owned by Pledgor which is presently represented by stock certificates is listed in Part 1 of Exhibit A hereto, which stock certificates, together with undated stock powers duly executed in blank by Pledgor, are being delivered to Pledgee, for the benefit of Pledgee and the Lenders, simultaneously herewith. All of the Pledged Interests now owned by Pledgor are listed in Part 2 of Exhibit A hereto, none of which are certificated. Pledgor shall execute a Joinder to Pledge Agreement (in the form of Exhibit B hereto) upon creation or acquisition of any new Subsidiary and will cause each such Subsidiary to execute an Acknowledgment (in the form of Exhibit C hereto). Pledgee, on behalf of the Lenders, shall maintain possession and custody of the certificates and other instruments representing the Pledged Shares, the Pledged Interests and any additional Pledged Collateral.

                  Section 3. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee, and covenants with Pledgee, that:


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                  (a) Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Collateral, and such Pledged Collateral is and will remain, and all other shares of stock, membership units or other instruments constituting Pledged Collateral will be, free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Agreement;

                  (b) Pledgor has full power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Collateral to Pledgee, for the benefit of Pledgee and the Lenders;

                  (c) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors' rights generally;

                  (d) there are no outstanding options, warrants or other agreements with respect to any of the Pledged Collateral;

                  (e) the Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable, and represent the percentage of the issued and outstanding shares of capital stock of the Subsidiaries as set forth on Part 1 of Exhibit A. All additional Pledged Collateral constituting capital stock will be duly and validly authorized and issued, and will be fully paid and non-assessable.

                  (f) the Pledged Interests have been duly and validly authorized and issued, are fully paid and non-assessable, and represent the percentage of the membership interests of the Subsidiaries as set forth on Part 2 of Exhibit A.

                  (g) no consent, approval or authorization of, or designation or filing with, any governmental authority on the part of Pledgor is required in connection with the pledge and security interest granted under this Agreement or the exercise by Pledgee of the voting and other rights provided for in this Agreement;

                  (h) the execution, delivery and performance of this Agreement by Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of Pledgor or of any Subsidiary, or of any securities issued by any Subsidiary, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Pledgor or any Subsidiary is a party or which purports to be binding upon Pledgor or any Subsidiary or upon any of their respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor or any Subsidiary except as contemplated by this agreement;


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                  (i) The pledge, assignment and delivery to Pledgee of the
Pledged Collateral pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such Pledged Collateral and the proceeds thereof in favor of Pledgee, for the benefit of Pledgee and the Lenders, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Collateral. Pledgor covenants and agrees that it will defend Pledgee's right, title and security interest in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and

                  (j) the membership interests in those Subsidiaries which are limited liability companies are not certificated and the provisions of the Subsidiaries' operating agreements do not provide that such membership interests constitute "securities" within the meaning of the UCC.

                  Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock or membership interest certificate (including, without limitation, any certificate representing a stock or membership interest dividend, a stock split or a stock or membership interest distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Collateral, or otherwise, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate undated stock or membership interest, as applicable, powers duly executed in blank, to be held by Pledgee, for the benefit of Pledgee and the Lenders, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital stock or membership interests shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital stock or membership interest of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgee to be held by it as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Collateral which are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional Pledged Collateral.

                  Section 5. Administration of Security. The following provisions shall govern the administration of the Pledged Collateral:

                  (a) So long as no Default has occurred and is continuing, Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below):


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                           (i) to vote or consent with respect to Pledged
Collateral in any manner not inconsistent with this Agreement, the Loan Agreement and the other Financing Agreements; and

                           (ii) to receive cash dividends or other distributions
in the ordinary course made in respect of the Pledged Collateral, to the extent permitted to be paid pursuant to the Loan Agreement.

                  Pledgor hereby grants to Pledgee or its nominee, on behalf of Lenders, an irrevocable proxy to exercise all voting and corporate and limited liability company rights relating to the Pledged Collateral in any instance, including, without limitation, to approve any merger involving Pledgor or any Subsidiary as a constituent corporation, which proxy shall only be effective immediately upon written notice from Pledgee to Pledgor of the occurrence, and shall remain effective during the continuance, of a Default. After the occurrence and during the continuance of a Default and upon the request of Pledgee, Pledgor agrees to deliver to Pledgee, on behalf of Lenders, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Collateral as Pledgee may request.

                  (b) If requested by the Pledgee during the continuance of a Default, in the event that Pledgor, as record and beneficial owner of the Pledged Collateral, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, Pledgor shall deliver to Pledgee, for the benefit of Pledgee and the Lenders, and Pledgee, for its own benefit and the benefit of the Lenders, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

                  (c) Subject to any sale or other disposition by Pledgee, on behalf of the Lenders, of any of the Pledged Collateral pursuant to this Agreement, such Pledged Collateral shall be delivered to Pledgor upon full payment in cash, satisfaction and termination of all of the Liabilities (other than indemnification Liabilities pursuant to subsection 10.19 of the Loan Agreement to the extent no claims giving rise thereto have then been asserted against any Indemnitee) and the termination of the lien and security interest hereby granted pursuant to Section 14 hereof.

                  Section 6. Rights of Pledgee. Neither Pledgee nor any of the Lenders shall be liable for failure to collect or realize upon the Liabilities or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any of the Lenders be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Collateral held by Pledgee hereunder may, if a Default has occurred and is continuing, be registered in the name of Pledgee or its nominee and Pledgee or its nominee may thereafter without notice exercise all voting and corporate or limited liability company rights at any meeting with respect to Pledgor and any Subsidiary and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to vote


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in favor of, and to exchange at its discretion any and all of the Pledged
Collateral upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to Pledgor or any Subsidiary or upon the exercise by Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  Section 7. Remedies. Upon the occurrence and during the continuance of a Default, Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including, without limitation, the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker's board or at any of Pledgee's offices or elsewhere upon such terms and conditions as Pledgee may deem commercially reasonably and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released. Pledgee, for its own benefit and the benefit of the Lenders, shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee or any of the Lenders hereunder, including reasonable attorneys' fees and legal expenses, to the payment, in whole or in part, of the Liabilities as follows:

                  first, to payment of all expenses payable or reimbursable by Pledgor under the Loan Agreement and other Financing Agreements;

                  second, to payment of all accrued unpaid interest on the Liabilities;

                  third, to payment of principal of the Liabilities; and

                  fourth, to payment of any other amounts owing constituting Obligations.

                  Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-


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504(1) (c) of the UCC, need Pledgee, on behalf of the Lenders, account for the surplus, if any, to Pledgor. Pledgor shall remain liable for any deficiency remaining unpaid after such application. Pledgor agrees that Pledgee need not give more than ten (10) Business Days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if Pledgor has signed after the occurrence and during the continuance of a Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee for the benefit of the Lenders in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee and the Lenders shall have all the rights and remedies of a secured party under the UCC and under any other applicable law. Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC and Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay the Liabilities in full.

                  Section 8. No Disposition, etc. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Collateral or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Pledgee, Pledgor agrees that it will not vote to enable, and will not otherwise permit, any Subsidiary to (a) issue any stock, membership interests or other securities of any nature in addition to or in exchange or substitution for the Pledged Collateral or (b) dissolve, liquidate, retire any of its capital stock or membership interests, reduce its capital or merge or consolidate with any other Person, in either case except as specifically permitted by the Loan Agreement.

                  Section 9. Sale of Pledged Collateral.

                  (a) Pledgor recognizes that Pledgee, for its own benefit and on behalf of Lenders, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Subsidiary) of any or all of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934 and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Notwithstanding the foregoing, Pledgor shall not be required to register the Pledged Collateral under the Act or applicable state or foreign securities laws. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if


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such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit Pledgor or any Subsidiary to register such collateral for public sale under the Act, or under applicable state securities laws, even if Pledgor or any Subsidiary would agree to do so.

                  (b) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense, except that Pledgor shall not be required to register the Pledged Collateral under the Act or applicable state or foreign securities laws. Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8, 9 or 10 hereof will cause irreparable injury to Pledgee and the Lenders, that Pledgee and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                  (c) Pledgor further agrees to indemnify and hold harmless Pledgee and the Lenders, each of their respective successors and assigns, officers, directors, employees, agents and attorneys and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable attorney's fees (collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense:

                           (i) arises out of or is based upon any untrue
statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing, in each case which has been prepared by Pledgor, in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein; or

                           (ii) arises out of or is based upon any omission or
alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;


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such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee, or any successor thereof or any Person in control of any thereof. In connection with a public sale or other distribution, Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, Pledgor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of Pledgor under this Section 9(c) shall survive any termination of this Agreement.

                  Section 10. Further Assurances. Pledgor agrees that at any time and from time to time, upon the written request of Pledgee, Pledgor will execute and deliver all stock powers, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

                  Section 11. Certification of Membership Interests. The Pledgor covenants that the Pledgor will not cause or permit its limited liability company membership interests to be evidenced by any certificate or instrument.

                  Section 12. [Intentionally Omitted.]

                  Section 13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 14. No Waiver; Cumulative Remedies. Neither Pledgee nor any of the Lenders shall by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee or any Lender shall be valid unless in writing and signed by Pledgee or such Lender and then only to the extent therein set forth. A waiver by Pledgee or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee, or such Lender, would otherwise have on any further occasion. No course of dealing between Pledgor and Pledgee or any Lender, and no failure to exercise, nor any delay in exercising on the part of Pledgee or any Lender of any right, power or privilege hereunder or under the Financing Agreements, shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

                  Section 15. Successors. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and permitted assigns of Pledgor, and shall,


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together with the rights and remedies of Pledgee and the Lenders hereunder, inure to the benefit of Pledgee and the Lenders and their successors and assigns, except that Pledgor shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

                  Section 16. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon indefeasible full and complete performance and satisfaction of the Liabilities (other than indemnification Liabilities pursuant to subsection 10.19 of the Loan Agreement to the extent no claims giving rise thereto have been asserted against any Indemnitee), and promptly upon such full and complete performance and satisfaction, Pledgee shall surrender the Pledged Collateral to Pledgor.

                  Section 17. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering same to Pledgor.

                  Section 18. Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

                  Section 19. Taxes and Expenses. Pledgor will upon demand pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee, and of any experts and agents, that may be incurred in connection with:

                  (a) the administration of this Agreement;

                  (b) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral;

                  (c) the exercise or enforcement of any of the rights of Pledgee hereunder; or

                  (d) the failure of Pledgor to perform or observe any of the provisions hereof.

                  Section 20. Pledgee Appointed Attorney-In-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or


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other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

                  Section 21. Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered and be deemed to have been given or made in accordance with the Loan Agreement.

                  Section 22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF PLEDGEE TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                  Section 23. WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. PLEDGOR AND PLEDGEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISIONS HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

                  Section 24. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

                  Section 25. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Pledgor therefrom, shall in any event be effective without the written agreement of Pledgee and Pledgor, and then only to the extent specifically set forth in such writing.

                  Section 26. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  Section 27. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 28. Entire Agreement. This Agreement embodies the entire agreement and understanding between Pledgor and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Pledgor and Pledgee relating to the subject matter hereof.


                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                               PLEDGOR:

                               RACING COLLECTABLES CLUB OF AMERICA, INC.




                               By: /s/ R. David Martin
                                   -------------------------------------------

                               Title:   Vice President and Assistant Secretary
                                     -----------------------------------------



                               PLEDGEE:

                               AMERICAN NATIONAL BANK AND TRUST
                               COMPANY OF CHICAGO, as Agent



                               By: /s/ R. David Martin
                                   -------------------------------------------

                               Title:
                                     -----------------------------------------

                                    EXHIBIT A
                               TO PLEDGE AGREEMENT


                                     PART 1

                                 PLEDGED SHARES

                                                                                                     Percentage of
                                                             Stock Certificate   Number of Shares     Outstanding
         Pledged Entity                    Class of Stock         Numbers             Pledged        Shares Pledged
         --------------                    --------------    -----------------   ----------------    --------------

goracing Interactive Services, Inc.
                                                                                                          100%








                                     PART 2

                                PLEDGED INTERESTS


                 Pledged Entity                                  Percentage of Outstanding
                 --------------                                  -------------------------
                                                                  Membership Units Pledged
                                                                 -------------------------
          The Fan Club Company, L.L.C.
          goracing Direct Sales, L.L.C.

                                    EXHIBIT B
                               TO PLEDGE AGREEMENT

                           JOINDER TO PLEDGE AGREEMENT

                  The undersigned, being the Pledgor pursuant to that certain Pledge Agreement dated as of October 2, 2000 (the "Pledge Agreement") in favor of American National Bank and Trust Company of Chicago, a national banking association ("Pledgee"), as agent for the benefit of the "Lenders" (as such term is defined therein), by executing this Joinder, hereby acknowledges that Pledgor legally and beneficially owns all of the issued and outstanding [shares of capital stock of _____________, a __________ corporation] [membership interests of _______________________, a _________________ limited liability company]
("Subsidiary"). Pledgor hereby agrees and acknowledges that Subsidiary is a Subsidiary pursuant to the terms of the Pledge Agreement, and the [Shares] [Interests] (as hereinafter defined) shall be deemed Pledged [Shares] [INTERESTS] pursuant to the Pledge Agreement. Pledgor hereby represents and warrants to Pledgee that (i) [all of the capital stock of Subsidiary now owned by Pledgor ("Shares") is presently represented by the stock certificates listed below, which stock certificates, with undated stock powers duly executed in blank by Pledgor, are being delivered to Pledgee simultaneously herewith,] [the membership interests listed below are uncertificated] and (ii) after giving effect to this Joinder, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct as of the date hereof.

                                [PLEDGED SHARES]

                                                                    Stock                             Percentage of
                                                                 Certificate      Number of Shares     Outstanding
Pledged Entity                               Class of Stock         Numbers            Pledged        Shares Pledged
--------------                               --------------      -----------      ----------------    --------------



                               [PLEDGED INTERESTS]


Pledged Entity                      Percentage of Outstanding
--------------                          Interests Pledged
                                    -------------------------



         IN WITNESS WHEREOF, Pledgor has executed this Joinder this ___ day of __________, ______.



                                RACING COLLECTABLES CLUB OF AMERICA, INC.




                                By:  __________________________________________


                                Title: ________________________________________

                                    EXHIBIT C
                               TO PLEDGE AGREEMENT

                                 ACKNOWLEDGMENT

                  Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing Pledge Agreement, (b) waives any rights or requirements at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Shares or Pledged Interests or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee and (c) agrees promptly to note on its books and records the transfer of the security interest in the stock of the undersigned as provided in such Pledge Agreement, including the following legend:

                  PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF OCTOBER 2, 2000 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), RACING COLLECTABLES CLUB OF AMERICA, INC. HAS UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH PLEDGE AGREEMENT, EMPOWERED AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS AGENT FOR CERTAIN LENDERS, TO VOTE THE SHARES REPRESENTED BY THESE CERTIFICATES OR MEMBERSHIP INTERESTS, AS APPLICABLE, PURSUANT TO SUCH PLEDGE AGREEMENT.



Dated:  _______________, 2000

                                          ______________________________________

                                          By:___________________________________
                                          Its:__________________________________

                                          ______________________________________

                                          By:___________________________________
                                          Its:__________________________________

                                          ______________________________________

                                          By:___________________________________
                                          Its:__________________________________


                                      C-1